                                                                      EXHIBIT 24
                               POWER OF ATTORNEY

  KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below (each, a "Signatory" constitutes and appoints Philip E. Cline, Todd R. Fry, Steven Kaplan and Richard E. Baltz (each, an "Agent", and collectively, "Agents") or any of them, his true and lawful attorney-in-fact and agent for and in his name, place and stead, in any and all capacities, to sign the Company's Annual Report on Form 10-K for the year ended December 31, 1997 and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission. Each Signatory further grants to the Agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary, in the judgment of such Agent, to be done in connection with any such signing and filing, as full to all intents and purposes as he might or could do in person, and hereby ratifies and confirms all that said Agents, or any of them, may lawfully do or cause to be done by virtue hereof.

  This Power of Attorney may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which constitute but one and the same instrument.

Signature                                                                    Date
/s/ MARSHALL T. REYNOLDS                                            March 26, 1998
---------------------------------
Marshall T. Reynolds

/s/ PHILIP E. CLINE                                                 March 26, 1998
---------------------------------
Philip E. Cline

/s/ TODD R. FRY                                                     March 26, 1998
---------------------------------
Todd R. Fry

/s/ GEORGE W. BROUGHTON                                             March 27, 1998
---------------------------------
George W. Broughton

/s/ RONALD V. ARTHUR, II                                            March 27, 1998
---------------------------------
Ronald V. Arthur, II

/s/ ROBERT E. EVANS                                                 March 27, 1998
---------------------------------
Robert E. Evans

/s/ CHARLES R. HOOTEN, JR.                                          March 28, 1998
---------------------------------
Charles R. Hooten, Jr.

/s/ NEAL W. SCAGGS                                                  March 28, 1998
---------------------------------
Neal W. Scaggs

/s/ PHILIP TODD SHELL                                               March 27, 1998
---------------------------------
Philip Todd Shell

/s/ KIRBY J. TAYLOR                                                 March 28, 1998
---------------------------------
Kirby J. Taylor

/s/ PAUL T. THEISEN                                                 March 27, 1998
---------------------------------
Paul T. Theisen

/s/ THOMAS W. WRIGHT                                                March 27, 1998
---------------------------------
Thomas W. Wright